UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39158	65-0847995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	OTCQB
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2026, AppTech Payments Corp., a Delaware corporation (the “Company”), entered into the First Amendment to Revenue Participation Agreement (the “Amendment”), by and between the Company and Ascendancy Management, Inc. (the “Participant”), amending that certain Revenue Participation Agreement dated as of November 7, 2025 (the “Original Agreement” and as amended by the Amendment, “the Agreement”).

Pursuant to the Original Agreement, the Participant provided cash advances to the Company in exchange for participation rights in the revenue of the Company. Pursuant to the Amendment, the parties have agreed to increase the total revenue participation contribution of the Participant to $2,000,000, consisting of (a) $1,500,000 paid in three successive monthly payments of $500,000 each commencing on November 15, 2025, and (b) an additional contribution of $500,000 to be paid on or before February 28, 2026 (the “Revenue Participation Contribution”). The Participant shall receive a revenue participation percentage of 1.75% of the Company’s gross contract revenue; subject to adjustment and minimum monthly payments to the Participant. The term of the Participant’s revenue participation commenced on November 1, 2025 and shall continue in effect until December 31, 2029 (totaling fifty (50) months), unless earlier terminated (“Revenue Participation Term”). Pursuant to the Agreement, the parties agreed that the Revenue Participation Contribution is not a loan and the Company shall repay the full amount of the Revenue Participation Contribution to the Participant without interest on a prorated basis over the final eighteen (18) months of the Revenue Participation Term.

The foregoing is only a brief description of the material terms of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	First Amendment to Revenue Participation Agreement, dated as of February 17, 2026, by and between the Company and Ascendancy Management, Inc.
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: February 19, 2026	By:	/s/ Thomas DeRosa
Thomas DeRosa, Chief Executive Officer

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